Supplement to New York Spinnaker Plus Prospectus
                          Supplement dated May 1, 2001
                        to Prospectus dated June 16, 1997

                     The disclosure set forth below replaces
                      and updates the information under the
                      heading "EXPENSE TABLE" found in the
                      prospectus and any prior supplements.
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                                                  FIRST SAFECO SEPARATE ACCOUNT S EXPENSE TABLE
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OWNER TRANSACTION EXPENSES (See Note 2)
Contingent Deferred Sales Charge (as a percentage of the amount withdrawn)
     No charge for first 10% of contract value withdrawn in a contract year. Thereafter, the charge is:
                   year 1.........8%                year 4..........5%                  year 7..........2%
                   year 2.........7%                year 5..........4%                  year 8..........1%
                   year 3.........6%                year 6..........3%                  year 9+.........0%

Withdrawal Charge
     No charge for first withdrawal in a contract year; thereafter, the charge is $25 per withdrawal or, if less, 2% of the amount of the withdrawal.

Transfer Charge
     No charge for first 12 transfers in a contract year; thereafter, the charge is $10 per transfer or, if less, 2% of the amount transferred.

ANNUAL ADMINISTRATION MAINTENANCE CHARGE
     None.
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SEPARATE ACCOUNT ANNUAL EXPENSES                                      Mortality and Expense Risk Charge.....................  1.25%
(as a percentage of average account value)
                                                                      Asset Related Administration Charge...................  None

                                                                      Total Separate Account Annual Expenses................  1.25%
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PORTFOLIO FEE WAIVERS AND EXPENSE REIMBURSEMENTS
In some cases, the fund advisers or other parties agree to waive or reimburse all or a portion of the portfolio expenses. For those portfolios where such an agreement exists, the expenses absent waiver or reimbursement would have been higher. In cases where this waiver or reimbursement is voluntary, the expense information in the table below has been restated to reflect what the fees would have been without the voluntary waiver or reimbursement. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

In addition, we have Fund Participation Agreements with each of the non-SAFECO fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, SAFECO Life may receive an asset based administrative fee from the fund's adviser or distributor that is not deducted from the portfolio's assets.
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PORTFOLIO EXPENSES                                                             Management             Other            Total Annual
(as a percentage of average net assets)                                           Fees              Expenses             Expenses
                                                                             (after reimbursement and waiver for certain Portfolios)
-------------------------------------------------------------------------- ---------------------------------------------------------
-------------------------------------------------------------------------- ------------------- -------------------- ----------------

     SAFECO RST Equity Portfolio                                                  0.74%                0.04%               0.78%
     SAFECO RST Growth Opportunities Portfolio                                    0.74%                0.03%               0.77%
     SAFECO RST Northwest Portfolio                                               0.74%                0.07%               0.81%
     SAFECO RST Bond Portfolio                                                    0.74%                0.16%               0.90%
     SAFECO RST Money Market Portfolio                                            0.65%                0.19%               0.84%
     SAFECO RST Small Company Value Portfolio (a)                                 0.85%                0.10%               0.95%
     Federated High Income Bond Fund II (a)                                       0.60%                0.16%               0.76%
     Federated International Equity Fund II (a)                                   0.98%                0.30%               1.28%
     Federated Utility Fund II (a)                                                0.75%                0.16%               0.91%
     Pilgrim Emerging Markets Fund, Inc.                                          0.85%                0.89%               1.74%
     Pilgrim Natural Resources Trust                                              1.00%                0.66%               1.66%
     American Century VP Balanced                                                 0.90%                0.00%               0.90%
     American Century VP International                                            1.23%                0.00%               1.23%
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(a)  Expenses absent waiver or reimbursement would have been 1.04% for the
     SAFECO RST Small Company Value Portfolio, 1.01% for the Federated High
     Income Bond Fund II, 1.55% for the Federated International Equity Fund II,
     and 1.16% for the Federated Utility Fund II.

The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.




 Explanation of Expense Table
1.   The purpose of the Expense Table is to show the various expenses you will incur directly and indirectly by investing in the contract. The Expense
     Table reflects expenses of the Separate Account as well as the portfolios.
     Changes to the portfolio expenses affect the results of the expense
     Examples in your prospectus and any previous supplements. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your contract value.
2.   There are situations where all or some of the owner transaction expenses do not apply. See  "Charges and Deductions" for a complete discussion.
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